                                                                    EXHIBIT 10.3

                          PLEDGE AND SECURITY AGREEMENT

                          DATED AS OF DECEMBER 22, 2005

                                     BETWEEN

                        EACH OF THE GRANTORS PARTY HERETO

                                       AND

                              THE BANK OF NEW YORK,

                             AS THE COLLATERAL AGENT

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
(11)  SECTION 1. DEFINITIONS; GRANT OF SECURITY..........................     1
   1.1 General Definitions...............................................     1
   1.2 Definitions; Interpretation.......................................     7

(12)  SECTION 2. GRANT OF SECURITY.......................................     8
   2.1 Grant of Security.................................................     8
   2.2 Certain Limited Exclusions........................................     9

(13)  SECTION 3. SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE........     9
   3.1 Security for Obligations..........................................     9
   3.2 Grantors Remain Liable............................................     9

(14)  SECTION 4. REPRESENTATIONS AND WARRANTIES AND COVENANTS............    10
   4.1 Generally.........................................................    10
   4.2 Equipment and Inventory...........................................    13
   4.3 Receivables.......................................................    14
   4.4 Investment Related Property.......................................    16
   4.5 Material Contracts................................................    21
   4.6 Letter of Credit Rights...........................................    22
   4.7 Intellectual Property.............................................    23
   4.8 Commercial Tort Claims............................................    20

(15)  SECTION 5. ACCESS; RIGHT OF INSPECTION AND FURTHER ASSURANCES;
                    ADDITIONAL GRANTORS..................................    27
   5.1 Access; Right of Inspection.......................................    27
   5.2 Further Assurances................................................    27
   5.3 Additional Grantors...............................................    28

(16)  SECTION 6. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT.............    28
   6.1 Power of Attorney.................................................    28
   6.2 No Duty on the Part of Collateral Agent or Secured Parties........    29

(17)  SECTION 7. REMEDIES................................................    23
   7.1 Generally.........................................................    23
   7.2 Application of Proceeds...........................................    31
   7.3 Sales on Credit...................................................    31
   7.4 Deposit Accounts..................................................    24
   7.5 Investment Related Property.......................................    32
   7.6 Intellectual Property.............................................    34
   7.7 Cash Proceeds.....................................................    34

(18)  SECTION 8. COLLATERAL AGENT........................................    34

(19)  SECTION 9. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.........    35

(20)  SECTION 10. STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM.........    36

(21)  SECTION 11. MISCELLANEOUS..........................................    36

SCHEDULE 4.1 -- GENERAL INFORMATION

SCHEDULE 4.2 -- LOCATION OF EQUIPMENT AND INVENTORY

SCHEDULE 4.4 -- INVESTMENT RELATED PROPERTY

SCHEDULE 4.5 -- MATERIAL CONTRACTS

SCHEDULE 4.6 -- DESCRIPTION OF LETTERS OF CREDIT

SCHEDULE 4.7 -- INTELLECTUAL PROPERTY - EXCEPTIONS

SCHEDULE 4.8 -- COMMERCIAL TORT CLAIMS

EXHIBIT A -- PLEDGE SUPPLEMENT

EXHIBIT B -- FORM OF GRANT OF TRADEMARK SECURITY INTEREST

EXHIBIT C -- FORM OF GRANT OF COPYRIGHT SECURITY INTEREST

EXHIBIT D -- FORM OF GRANT OF PATENT SECURITY INTEREST

NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIEN AND SECURITY INTEREST GRANTED TO THE COLLATERAL AGENT PURSUANT TO THIS AGREEMENT AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE COLLATERAL AGENT HEREUNDER ARE SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT, DATED AS OF DECEMBER 22, 2005 (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE "INTERCREDITOR AGREEMENT"), BY AND AMONG AUTOCAM CORPORATION, A MICHIGAN CORPORATION, CITICORP NORTH AMERICA, INC., AS FIRST LIEN COLLATERAL AGENT, THE BANK OF NEW YORK, AS SECOND LIEN COLLATERAL AGENT, AND CERTAIN OTHER PERSONS PARTY THERETO OR THAT MAY BECOME PARTY THERETO FROM TIME TO TIME. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND THIS AGREEMENT, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL AS BETWEEN THE FIRST LIEN COLLATERAL AGENT AND THE COLLATERAL AGENT.

     This PLEDGE AND SECURITY AGREEMENT, dated as of December 22, 2005 (this "AGREEMENT"), between EACH OF THE UNDERSIGNED, whether as an original signatory hereto or as an Additional Grantor (as herein defined) (each, a "GRANTOR"), and THE BANK OF NEW YORK, as collateral agent for the Secured Parties (as herein defined) (in such capacity as collateral agent, the "COLLATERAL AGENT").

                                    RECITALS:

     WHEREAS, reference is made to that certain Term Loan and Guaranty Agreement, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), by and among AUTOCAM CORPORATION, a Michigan corporation ("COMPANY"), TITAN HOLDINGS, INC., a Delaware corporation ("HOLDINGS"), certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P. ("GSCP") as Lead Arranger, Sole Book Runner and Syndication Agent, THE BANK OF NEW YORK, as Administrative Agent and Collateral Agent;

     WHEREAS, subject to the terms and conditions of the Credit Agreement, certain Grantors may enter into one or more Hedge Agreements with one or more Lender Counterparties;

     WHEREAS, pursuant to the First Lien Credit Agreement and First Lien Security Agreement, Grantors have incurred and may in the future incur Indebtedness and created security interests in favor of First Lien Collateral Agent, which security interests, pursuant to the provisions of the Intercreditor Agreement, are senior to the security interests created hereby; and

     WHEREAS, in consideration of the extensions of credit and other accommodations of Lenders and Lender Counterparties as set forth in the Credit Agreement and the Hedge Agreements, respectively, each Grantor has agreed to secure such Grantor's obligations under the Credit Documents and the Hedge Agreements as set forth herein;

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, each Grantor and the Collateral Agent agree as follows:

SECTION 1. DEFINITIONS; GRANT OF SECURITY.

     1.1 GENERAL DEFINITIONS. In this Agreement, the following terms shall have the following meanings:

          "ACCOUNT DEBTOR" shall mean each Person who is obligated on a Receivable or any Supporting Obligation related thereto.

          "ACCOUNTS" shall mean all "accounts" as defined in Article 9 of the UCC.

          "ADDITIONAL GRANTORS" shall have the meaning assigned in Section 5.3.

          "AGREEMENT" shall have the meaning set forth in the preamble.

          "ASSIGNED AGREEMENTS" shall mean all agreements and contracts to which such Grantor is a party as of the date hereof, or to which such Grantor becomes a party after the date hereof, including, without limitation, each Material Contract, as each such agreement may be amended, supplemented or otherwise modified from time to time.

          "CASH PROCEEDS" shall have the meaning assigned in Section 7.7.

          "CHATTEL PAPER" shall mean all "chattel paper" as defined in Article 9 of the UCC, including, without limitation, "electronic chattel paper" or "tangible chattel paper", as each term is defined in Article 9 of the UCC.

          "COLLATERAL" shall have the meaning assigned in Section 2.1.

          "COLLATERAL AGENT" shall have the meaning set forth in the preamble.

          "COLLATERAL RECORDS" shall mean books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.

          "COLLATERAL SUPPORT" shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

          "COMMERCIAL TORT CLAIMS" shall mean all "commercial tort claims" as defined in Article 9 of the UCC, including, without limitation, all commercial tort claims listed on Schedule 4.8 (as such schedule may be amended or supplemented from time to time).

          "COMMODITIES ACCOUNTS" (i) shall mean all "commodity accounts" as defined in Article 9 of the UCC that are (a) maintained at Comerica or (b) have a principle balance with a value in excess of $200,000 for such account and $1,000,000 in the aggregate for all such accounts and (ii) shall include, without limitation, all of the accounts listed on Schedule 4.4 under the heading "COMMODITIES ACCOUNTS" (as such schedule may be amended or supplemented from time to time).

          "COMPANY" shall have the meaning set forth in the recitals.

          "CONTROLLED FOREIGN CORPORATION" shall mean "controlled foreign corporation" as defined in the Tax Code. For avoidance of doubt, Autocam Europe B.V. and Autocam France, SARL are not Controlled Foreign Corporations.

          "COPYRIGHT LICENSES" shall mean any and all agreements providing for the granting of any right in or to Copyrights (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(B) (as such schedule may be amended or supplemented from time to time).

          "COPYRIGHTS" shall mean all United States, and foreign copyrights (including Community designs), including but not limited to copyrights in software and databases, and all mask works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications applied for thereon in the United States and any state thereof and in foreign countries referred to in Schedule 4.7(A) (as such schedule may be amended or supplemented from time to time), (ii) all extensions and renewals thereof, (iii) all rights corresponding thereto throughout the world, (iv) all rights to sue for past, present and future infringements thereof, and (v) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit.

          "CREDIT AGREEMENT" shall have the meaning set forth in the recitals.

          "DEPOSIT ACCOUNT CONTROL AGREEMENT" means an agreement establishing the Collateral Agent's "control" of a deposit account for purposes of Article 9 of the UCC in a form reasonably satisfactory to the Collateral Agent.

          "DEPOSIT ACCOUNTS" (i) shall mean all "deposit accounts" as defined in
Article 9 of the UCC that are (a) maintained at Comerica or (b) have a principal balance with a value in excess of $200,000 for such account and $1,000,000 in the aggregate for all such accounts and (ii) shall include, without limitation, all of the accounts listed on Schedule 4.4 under the heading "Deposit Accounts" (as such schedule may be amended or supplemented from time to time).

          "DOCUMENTS" shall mean all "documents" as defined in Article 9 of the UCC.

          "EQUIPMENT" shall mean: (i) all "equipment" as defined in Article 9 of the UCC, (ii) all machinery, manufacturing equipment, data processing equipment, computers, office equipment, furnishings, furniture, appliances, fixtures and tools (in each case, regardless of whether characterized as equipment under the UCC) and (iii) all accessions or additions thereto, all parts thereof, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefor, wherever located, now or hereafter existing, including any fixtures.

          "FIRST LIEN SECURITY AGREEMENT" shall mean the Pledge and Security Agreement dated as of June 21, 2004 by and among Company, Holdings, certain Subsidiaries of Company and First Lien Collateral Agent, as amended from time to time.

          "GENERAL INTANGIBLES" (i) shall mean all "general intangibles" as defined in Article 9 of the UCC, including "payment intangibles" also as defined in Article 9 of the UCC and (ii) shall include, without limitation, all interest rate or currency protection or hedging arrangements, all tax refunds, all licenses, permits, concessions and authorizations, all Assigned Agreements and all Intellectual Property (in each case, regardless of whether characterized as general intangibles under the UCC).

          "GOODS" (i) shall mean all "goods" as defined in Article 9 of the UCC and (ii) shall include, without limitation, all Inventory and Equipment (in each case, regardless of whether characterized as goods under the UCC).

          "GRANT" means a Grant of Trademark Security Interest, substantially in the form of Exhibit B annexed hereto, and a Grant of Patent Security Interest, substantially in the form of Exhibit C annexed hereto, and/or a Grant of Copyright Security Interest, substantially in the form of Exhibit D annexed hereto.

          "GRANTORS" shall have the meaning set forth in the preamble.

          "INSTRUMENTS" shall mean all "instruments" as defined in Article 9 of the UCC.

          "INSURANCE" shall mean (i) all insurance policies covering any or all of the Collateral (regardless of whether the Collateral Agent is the loss payee thereof) and (ii) any key man life insurance policies.

          "INTELLECTUAL PROPERTY" shall mean, collectively, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks, the Trademark Licenses, the Trade Secrets, and the Trade Secret Licenses.

          "INTERCOMPANY INDEBTEDNESS" shall mean all Indebtedness of any Grantor to another Grantor.

          "INVENTORY" shall mean (i) all "inventory" as defined in Article 9 of the UCC and (ii) all goods held for sale or lease or to be furnished under contracts of service or so leased or furnished, all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in any Grantor's business; all goods in which any Grantor has an interest in mass or a joint or other interest or right of any kind; and all goods which are returned to or repossessed by any Grantor, all computer programs embedded in any goods and all accessions thereto and products thereof (in each case, regardless of whether characterized as inventory under the UCC).

          "INVESTMENT ACCOUNTS" shall mean the Securities Accounts, Commodities Accounts and Deposit Accounts.

          "INVESTMENT RELATED PROPERTY" shall mean: (i) all "investment property" (as such term is defined in Article 9 of the UCC) and (ii) all of the following (regardless of whether classified as investment property under the UCC): all Pledged Equity Interests, Pledged Debt, the Investment Accounts and certificates of deposit.

          "LENDER" shall have the meaning set forth in the recitals.

          "LETTER OF CREDIT RIGHT" shall mean "letter-of-credit right" as defined in Article 9 of the UCC.

          "MATERIAL IMPAIRMENT" means a material adverse effect on the value of any material Collateral or the rights of the Collateral Agent (acting for the benefit of the Secured Parties) in respect thereof, including the rights to levy legal process or to sell such Collateral upon foreclosure.

          "MONEY" shall mean "money" as defined in the UCC.

          "PATENT LICENSES" shall mean all agreements providing for the granting of any right in or to Patents (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in
Schedule 4.7(D) (as such schedule may be amended or supplemented from time to time).

          "PATENTS" shall mean all United States and foreign patents and certificates of invention, or similar industrial property rights, and applications for any of the foregoing, including, but not limited to: (i) each patent and patent application referred to in Schedule 4.7(C) hereto (as such schedule may be amended or supplemented from time to time), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all rights corresponding thereto throughout the world, (iv) all inventions and improvements described therein, (v) all rights (but not obligations) to sue for past, present and future infringements thereof,
(vi) all licenses, claims, damages, and proceeds of suit arising therefrom, and
(vii) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

          "PLEDGE SUPPLEMENT" shall mean any supplement to this agreement in substantially the form of Exhibit A.

          "PLEDGED DEBT" shall mean all Indebtedness owed to such Grantor, including, without limitation, all Intercompany Indebtedness and Indebtedness described on Schedule 4.4(A) under the heading "Pledged Debt" (as such schedule may be amended or supplemented from time to time), issued by the obligors named therein, the instruments evidencing such Indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Indebtedness.

          "PLEDGED EQUITY INTERESTS" shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests.

          "PLEDGED LLC INTERESTS" shall mean all interests acquired in any limited liability company including, without limitation, all limited liability company interests listed on Schedule 4.4(A) under the heading "Pledged LLC Interests" (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such limited liability company interests and any interest of such Grantor on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to such interest and all dividends or other distributions from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests.

          "PLEDGED PARTNERSHIP INTERESTS" shall mean all interests acquired in any general partnership, limited partnership, limited liability partnership or other partnership including, without limitation, all partnership interests listed on Schedule 4.4(A) under the heading "Pledged Partnership Interests" (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of such Grantor on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest and all dividends or other distributions from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests.

          "PLEDGED STOCK" shall mean all shares of capital stock owned by such Grantor, including, without limitation, all shares of capital stock described on
Schedule 4.4(A) under the heading "Pledged Stock" (as such schedule may be amended or supplemented from time to time), and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends or other distributions from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

          "PLEDGED TRUST INTERESTS" shall mean all interests acquired in a Delaware business trust or other statutory trust including, without limitation, all trust interests listed on Schedule 4.4(A) under the heading "Pledged Trust Interests" (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such trust interests and any interest of such Grantor on the books and records of such trust or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such trust interests.

          "PROCEEDS" shall mean: (i) all "proceeds" as defined in Article 9 of the UCC, (ii) payments or distributions made with respect to any Investment Related Property and (iii) whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

          "RECEIVABLES" shall mean all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including, without limitation all such rights constituting or evidenced by any Account, Chattel Paper or Instrument, together with all of Grantor's rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Receivables Records.

          "RECEIVABLES RECORDS" shall mean (i) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of Grantor or any computer bureau or agent from time to time acting for Grantor or otherwise, (iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors or secured parties, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (iv) all credit information, reports and memoranda relating thereto and (v) all other written or nonwritten forms of information related in any way to the foregoing or any Receivable.

          "RECORD" shall have the meaning specified in Article 9 of the UCC.

          "SECURED OBLIGATIONS" shall have the meaning assigned in Section 3.1.

          "SECURED PARTIES" shall mean the Agents, the Lenders and the Lender Counterparties and shall include, without limitation, all former Agents, Lenders and Lender Counterparties to the extent that any Obligations owing to such Persons were incurred while such Persons were Agents, Lenders or Lender Counterparties and such Obligations have not been paid or satisfied in full.

          "SECURITIES ACCOUNT CONTROL AGREEMENT" means an agreement establishing the Collateral Agent's "control" of a securities account or a commodities account for purposes of Article 9 of the UCC in a form reasonably satisfactory to the Collateral Agent.

          "SECURITIES ACCOUNTS" (i) shall mean all "securities accounts" as defined in Article 8 of the UCC that are (a) maintained at Comerica or (b) have a principle balance with a value in excess of $200,000 for such account and $1,000,000 in the aggregate for all such accounts and (ii) shall include, without limitation, all of the accounts listed on Schedule 4.4(A) under the heading "Securities Accounts" (as such schedule may be amended or supplemented from time to time).

          "SECURITIES ENTITLEMENTS" shall mean all "securities entitlements" as defined in Article 8 of the UCC.

          "SUPPORTING OBLIGATION" shall mean all "supporting obligations" as defined in Article 9 of the UCC.

          "TAX CODE" shall mean the United States Internal Revenue Code of 1986, as amended from time to time.

          "TRADEMARK LICENSES" shall mean any and all agreements providing for the granting of any right in or to Trademarks (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(F) (as such schedule may be amended or supplemented from time to time).

          "TRADEMARKS" shall mean all United States, and foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, Internet domain names, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, all registrations and applications for any of the foregoing including, but not limited to: (i) the registrations and applications referred to in Schedule 4.7(E) (as such schedule may be amended or supplemented from time to time), (ii) all extensions or renewals of any of the foregoing,
(iii) all of the goodwill of the business connected with the use of and symbolized by the foregoing, (iv) the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill, and (v) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

          "TRADE SECRET LICENSES" shall mean any and all agreements providing for the granting of any right in or to Trade Secrets (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(G) (as such schedule may be amended or supplemented from time to time).

          "TRADE SECRETS" shall mean all trade secrets and all other confidential or proprietary information and know-how whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to such Trade Secret, including but not limited to: (i) the right to sue for past, present and future misappropriation or other violation of any Trade Secret, and
(ii) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

          "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York or, when the context implies, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction.

          "UNCERTIFICATED SECURITIES CONTROL AGREEMENT" means an agreement establishing the Collateral Agent's "control" of uncertificated securities for purposes of Article 9 of the UCC in a form reasonably satisfactory to the Collateral Agent.

          "UNITED STATES" shall mean the United States of America.

     1.2 DEFINITIONS; INTERPRETATION. All capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement or, if not defined therein, in the UCC. References to "Sections," "Exhibits" and "Schedules" shall be to Sections, Exhibits and Schedules, as the case may be, of this Agreement unless otherwise specifically provided. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. The use herein of the word "include" or "including", when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. If any conflict or inconsistency exists between this Agreement and the Credit Agreement, the Credit Agreement shall govern. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

SECTION 2. GRANT OF SECURITY.

     2.1 GRANT OF SECURITY. Each Grantor hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in and continuing lien on all of such Grantor's right, title and interest in, to and under all personal property of such Grantor including, but not limited to the following, in each case whether now owned or existing or hereafter acquired or arising and wherever located (all of which, except as provided in Section 2.2, being hereinafter collectively referred to as the "COLLATERAL"):

          (a) Accounts;

          (b) Chattel Paper;

          (c) Documents;

          (d) General Intangibles;

          (e) Goods;

          (f) Instruments;

          (g) Insurance;

          (h) Intellectual Property;

          (i) Investment Related Property;

          (j) Letter of Credit Rights;

          (k) Money;

          (l) Receivables and Receivable Records;

          (m) Commercial Tort Claims;

          (n) to the extent not otherwise included above, all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and

          (o) to the extent not otherwise included above, all Proceeds, products, Accessions, rents and profits of or in respect of any of the foregoing.

     2.2 CERTAIN LIMITED EXCLUSIONS. Notwithstanding anything contained in
Section 2.1 hereof or anything else herein to the contrary, in no event shall the Collateral include, and no Grantor shall be deemed to have granted a security interest in, any of such Grantor's right, title or interest (a) in any Intellectual Property if the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or rendering unenforceable any right, title or interest of any Grantor therein, or (ii) the breach or termination pursuant to the terms of, or a default under, any Intellectual Property or (iii) the violation of any applicable law; (b) in any General Intangible if the grant of such security interest (i) shall be prohibited by any contract, agreement, instrument or indenture governing such General Intangible,
(ii) would give any other party to such contract, agreement, instrument or indenture the right to terminate its obligations thereunder or (iii) is permitted only with the consent of another party to such contract, if such consent has not been obtained; (c) in any lease, license, contract, property rights or agreement to which any Grantor is a party or any of its rights or interests thereunder if the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor therein or (ii) in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract, property rights or agreement; in each case of clauses (a), (b) and (c), other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity, provided, however that such security interest shall attach, immediately at such time as and to the extent severable, to any portion of such Intellectual Property, General Intangible, lease, license, contract, property rights or agreement that does not result or no longer results in any of the consequences specified in (a)(i), (ii) or (iii),
(b)(i), (ii) or (iii) or (c)(i) or (ii) above; (d) in the capital stock of Autocam France, Sarl; or (e) in any of the outstanding capital stock of a Controlled Foreign Corporation representing in excess of 65% of the voting power of all classes of capital stock of such Controlled Foreign Corporation entitled to vote; provided that immediately upon the amendment of the Tax Code to allow the pledge of capital stock representing a greater percentage of the voting power of capital stock in a Controlled Foreign Corporation without adverse tax consequences, the Collateral shall include, and the security interest granted by each Grantor shall attach to, such greater percentage of capital stock of each Controlled Foreign Corporation.

SECTION 3. SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE.

     3.1 SECURITY FOR OBLIGATIONS. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a) (and any successor provision thereof)), of all Obligations with respect to every Grantor (the "SECURED OBLIGATIONS").

     3.2 GRANTORS REMAIN LIABLE. Anything contained herein to the contrary notwithstanding, but subject to the transfer of Pledged Equity Interests to the Collateral Agent or its nominee upon foreclosure after an Event of Default:

          (a) each Grantor shall remain liable under any partnership agreement or limited liability company agreement relating to any Pledged Partnership Interest or Pledged LLC Interest, any Assigned Agreement and/or any other contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed;

          (b) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral; and

          (c) neither the Collateral Agent nor any Lender nor Lender Counterparty shall have any obligation or liability under any partnership agreement or limited liability company agreement relating to any Pledged Partnership Interests or Pledged LLC Interests, any Assigned Agreement or any other contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Collateral Agent, any Lender or any

Lender Counterparty be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     Neither the Collateral Agent, any Lender, any Lender Counterparty nor any purchaser at a foreclosure sale under this Agreement shall be obligated to assume any obligation or liability under any partnership agreement or limited liability company agreement relating to any Pledged Partnership Interests or Pledged LLC Interests, any Assigned Agreement or any other contracts and agreements included in the Collateral unless the Collateral Agent, any Lender, any Lender Counterparty or any such purchaser otherwise expressly agrees in writing to assume any or all of said obligations.

SECTION 4. REPRESENTATIONS AND WARRANTIES AND COVENANTS.

     4.1 GENERALLY.

          (a) Representations and Warranties. Each Grantor hereby represents and warrants on the Closing Date that:

               (i) it owns the Collateral purported to be owned by it or otherwise has the rights it purports to have in each item of Collateral and, as to all Collateral whether now existing or hereafter acquired, will continue to own or have such rights in each item of the Collateral, in each case free and clear of any and all Liens, rights or claims of all other Persons, including, without limitation, liens arising as a result of such Grantor becoming bound (as a result of merger or otherwise) as debtor under a security agreement entered into by another Person other than Permitted Liens;

               (ii) it has indicated on Schedule 4.1(A) (as such schedule may be amended or supplemented from time to time): (w) the type of organization of such Grantor, (x) the jurisdiction of organization of such Grantor, (y) its Federal Taxpayer Identification Number and (z) the jurisdiction of the chief executive office or its sole place of business.

               (iii) the full legal name of such Grantor is as set forth on
     Schedule 4.1(A) and it has not done in the last five (5) years, and does not do, business under any other name (including any trade-name or fictitious business name) except for those names set forth on Schedule 4.1(B) (as such schedule may be amended or supplemented from time to time);

               (iv) except as provided on Schedule 4.1(C), it has not changed its name, jurisdiction of organization, chief executive office or sole place of business or its corporate structure in any way (e.g., by merger, consolidation, change in corporate form or otherwise) within the past five
     (5) years;

               (v) it has not within the last five (5) years become bound (whether as a result of merger or otherwise) as debtor under a security agreement entered into by another Person, which has not heretofore been terminated other than the agreements identified on Schedule 4.1(D) hereof (as such schedule may be amended or supplemented from time to time);

               (vi) with respect to each agreement identified on Schedule 4.1(D), it has indicated on Schedule 4.1(A) and Schedule 4.1(B) the information required pursuant to Section 4.1(a)(ii), (iii) and (iv) with respect to the debtor under each such agreement;

               (vii) (u) upon the filing of all UCC financing statements naming each Grantor as "debtor" and the Collateral Agent as "secured party" and describing the Collateral in the filing offices set forth opposite such Grantor's name on Schedule 4.1(E) hereof (as such schedule may be amended or supplemented from time to time) and other filings delivered by each Grantor, (v) upon delivery of all Instruments, Chattel Paper and certificated Pledged Equity Interests and Pledged Debt to either the Collateral Agent or the First Lien Collateral Agent acting as agent/bailee for the Collateral Agent pursuant to the terms of the Intercreditor Agreement, (w) upon sufficient identification of Commercial Tort Claims,
     (x) upon execution of a control agreement establishing the Collateral Agent's "control" (within the meaning of Section 9-104 or 9-106 of the UCC, as applicable) with respect to any Investment Account, (y) upon consent of the issuer with respect to Letter of Credit Rights, and (z) in the case of the Intellectual Property, in addition to the filing of such UCC financing statements, the recordation of a Grant with the applicable intellectual property registries, including but not limited to the United States Patent and Trademark Office and the United States Copyright Office, the security interests granted to the Collateral Agent hereunder constitute valid and perfected Second Priority Liens on all of the Collateral;

               (viii) all actions and consents, including all filings, notices, registrations and recordings necessary for the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect of the Collateral have been made or obtained, except such action or consents which if not made or obtained could not reasonably be expected to result in a Material Impairment;

               (ix) other than the financing statements filed in favor of the Collateral Agent, no effective UCC financing statement, fixture filing or other instrument similar in effect under any applicable law covering all or any part of the Collateral is on file in any filing or recording office except for (x) financing statements for which proper termination statements have been delivered to the Collateral Agent for filing or for which pay-off and Lien release letters containing authority to file such termination statements have been delivered to the Collateral Agent and (y) financing statements filed in connection with Permitted Liens;

               (x) no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for either (i) the pledge or grant by any Grantor of the Liens purported to be created in favor of the Collateral Agent hereunder or (ii) the exercise by Collateral Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) for the filings contemplated by clause (vii) above, (B) which if not made or obtained could not reasonably be expected to result in a Material Impairment, and (C) as may be required, in connection with the disposition of any Investment Related Property, by laws generally affecting the offering and sale of Securities; and

               (xi) except as could not reasonably be expected to result in a Material Impairment, all information supplied by any Grantor with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects.

          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that until the payment in full of all Secured Obligations:

               (i) except for the security interest created by this Agreement, it shall not create or suffer to exist any Lien upon or with respect to any of the Collateral, except Permitted Liens, and such Grantor shall defend the Collateral against all Persons at any time claiming any interest therein;

               (ii) it shall not produce, use or permit any Collateral to be used (a) in violation of any provision of this Agreement or (b) except as could not reasonably be expected to result in a Material Impairment, unlawfully or in violation of any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

               (iii) it shall not change its name, type of organization, jurisdiction of organization, Federal Taxpayer Identification Number or corporate structure in any way (e.g., by merger, consolidation, change in corporate form or otherwise) unless it shall (a) promptly after such change or establishment notify the Collateral Agent in writing, by executing and delivering to the Collateral Agent a completed Pledge Supplement, together with all Supplements to Schedules thereto, of any such change or establishment, identifying such new proposed name, jurisdiction of organization, Federal Taxpayer Identification Number or corporate structure and providing the Collateral Agreement certified copies of any relevant filings and such other information in connection therewith as the Collateral Agent may reasonably request and (b) take all actions necessary or advisable, in the reasonable judgment of Collateral Agent, to maintain the continuous validity, perfection and the same or better priority of the Collateral Agent's security interest in the Collateral intended to be granted and agreed to hereby;

               (iv) to the extent required by the Credit Agreement, it shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith; provided, such Grantor shall in any event pay such taxes, assessments, charges, levies or claims not later than five (5) days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against such Grantor or any of the Collateral as a result of the failure to make such payment;

               (v) [intentionally deleted];

               (vi) it shall not take or permit any action which could materially impair the Collateral Agent's rights in the Collateral;

               (vii) it shall not sell, transfer or assign (by operation of law or otherwise) any Collateral except as otherwise in accordance with the Credit Agreement; and

               (viii) in the event any Person becomes its Domestic Subsidiary, such Grantor shall (a) promptly cause such Domestic Subsidiary to become an Additional Grantor pursuant to Section 5.3, (b) promptly take all actions necessary to grant and to perfect (with respect to Intellectual Property to the extent such perfection and priority may be achieved by filings made in the United States) a Second Priority security interest in the Collateral consisting of personal property of such Domestic Subsidiary in favor of Collateral Agent for the benefit of the Secured Parties in respect of such Collateral in accordance with this Agreement, and (c) subject to the provisions of the Intercreditor Agreement, promptly cause each Person holding Capital Stock of such Domestic Subsidiary to take all actions necessary to grant and to perfect a Second Priority security interest in favor of Collateral Agent for the benefit of the Secured Parties in respect of all such Capital Stock.

     4.2 Equipment and Inventory.

          (a) Representations and Warranties. Each Grantor represents and warrants on the Closing Date that:

               (i) all of the Equipment and Inventory included in the Collateral is located only at the locations specified in Schedule 4.2 (as such schedule may be amended or supplemented from time to time), except for (A) Inventory which, in the ordinary course of business, (i) is in transit from, or has been purchased by a Grantor and not yet shipped by, a supplier to a Grantor, (ii) is in transit to, or has been delivered to but not yet paid for by, a customer or (iii) which has been delivered by a Grantor to a subcontractor for secondary processing and (B) other mobile goods, Equipment or Inventory with an aggregate net book value of up to $2,000,000;

               (ii) except as could not reasonably be expected to result in a Material Impairment, any Goods now or hereafter produced by any Grantor included in the Collateral have been and will be produced in compliance with the requirements of the Fair Labor Standards Act, as amended; and

               (iii) except as set forth on Schedule 4.2(A) (as such schedule may be amended or supplemented from time to time), none of the Inventory or Equipment (except for mobile goods, Equipment or Inventory with an aggregate net book value of up to $1,000,000) is in the possession of an issuer of a negotiable document (as defined in Section 7-104 of the UCC) therefor or otherwise in the possession of a bailee or a warehouseman.

          (b) Covenants and Agreements. Each Grantor covenants and agrees that until the payment in full of all Secured Obligations:

               (i) it shall keep correct and accurate records of the Inventory, as is customarily maintained under similar circumstances by Persons of established reputation engaged in similar business, and in any event in conformity with GAAP;

               (ii) it shall not deliver any Document evidencing any Equipment and Inventory to any Person other than the issuer of such Document to claim the Goods evidenced therefor, the Collateral Agent, or the First Lien Collateral Agent;

               (iii) if any Equipment or Inventory is in possession or control of any third party (other than a supplier, customer or subcontractor in the ordinary course of business as described in Section 4.2(a)(i), above), each Grantor shall, as a condition to entering into any such arrangement in respect of Equipment or Inventory in an aggregate net book value exceeding $2,000,000 at any time and otherwise upon request of the Collateral Agent, join with the Collateral Agent in notifying the third party of the Collateral Agent's security interest and using commercially reasonable efforts to obtain an acknowledgment from the third party that it is holding the Equipment and Inventory for the benefit of the Collateral Agent;

               (iv) At any time when an Event of Default has occurred and is continuing, subject to the Intercreditor Agreement upon written request of Collateral Agent, each Grantor shall instruct each subcontractor then holding Inventory for processing to hold such Inventory for the account of Collateral Agent and subject to the instructions of the Collateral Agent;

               (v) with respect to any Equipment with net book value in excess of $100,000 individually or $1,000,000 in the aggregate which is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof, upon the reasonable request of the Collateral Agent, (A) it shall provide the Collateral Agent information with respect to any such Equipment, (B) it shall execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title, and (C) it shall deliver to the Collateral Agent copies of all such applications or other documents filed during such calendar quarter and copies of all such certificates of title issued during such calendar quarter indicating the security interest created hereunder in the items of Equipment covered thereby.

     4.3 Receivables.

          (a) Representations and Warranties. Each Grantor represents and warrants on the Closing Date that: no Receivable in excess of $100,000 individually or $500,000 in the aggregate is evidenced by, or constitutes, an Instrument or Chattel Paper which has not been delivered to, or otherwise subjected to the control of, the Collateral Agent to the extent required by, and in accordance with Section 4.3(c);

          (b) Covenants and Agreements: Each Grantor hereby covenants and agrees that until the payment in full of all Secured Obligations:

               (i) it shall keep and maintain at its own cost and expense satisfactory and complete records of the Receivables as is customarily maintained under similar circumstances by Persons of established reputation engaged in similar business, and in any event in conformity with GAAP including, but not limited to, the originals of all documentation with respect to all such Receivables and records of all payments received and all credits granted on such Receivables, all merchandise returned and all other dealings therewith;

               (ii) it shall not amend, modify, terminate or waive any provision of any Receivable in any manner that could reasonably be expected to have a Material Adverse Effect. Other than in the ordinary course of business as generally conducted by it, and except as otherwise provided in subsection
     (v) below, during the continuance of an Event of Default, such Grantor shall not (w) grant any extension or renewal of the time of payment of any Receivable, (x) compromise or settle any dispute, claim or legal proceeding with respect to any Receivable for less than the total unpaid balance thereof, (y) release, wholly or partially, any Person liable for the payment thereof, or (z) allow any credit or discount thereon;

               (iii) except as otherwise provided in this subsection, each Grantor shall continue to collect all amounts due or to become due to such Grantor under the Receivables and any Supporting Obligation and diligently exercise each material right it may have under any Receivable, any Supporting Obligation or Collateral Support, in each case, at its own expense, and in connection with such collections and exercise, such Grantor shall take such action as such Grantor or after the occurrence and during the continuance of an Event of Default, subject to the provisions of the Intercreditor Agreement, the Collateral Agent, may deem necessary or advisable. Notwithstanding the foregoing, subject to the provisions of the Intercreditor Agreement, the Collateral Agent shall have the right at any time following the occurrence and during the continuation of an Event of Default to notify, or require any Grantor to notify, any Account Debtor of the Collateral Agent's security interest in the Receivables and any Supporting Obligation and, in addition, at any time following the occurrence and during the continuation of an Event of Default, subject to the Intercreditor Agreement, the Collateral Agent may: (1) direct the Account Debtors under any Receivables to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent;
     (2) notify, or require any Grantor to notify, each Person maintaining a lockbox or similar arrangement to which Account Debtors under any Receivables have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Collateral Agent; and (3) enforce, at the expense of such Grantor, collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. If the Collateral Agent notifies any Grantor that it has elected to collect the Receivables in accordance with the preceding sentence, any payments of Receivables received by such Grantor shall be forthwith (and in any event within two (2) Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent if required, in a Securities Account or Deposit Account maintained under the sole dominion and control of the Collateral Agent, and until so turned over, all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Receivables, any Supporting Obligation or Collateral Support shall be received in trust for the benefit of the Collateral Agent hereunder and shall be segregated from other funds of such Grantor and such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon; and

               (iv) it shall use commercially reasonable efforts to keep in full force and effect any Supporting Obligation or Collateral Support relating to any Receivable.

          (c) Delivery and Control of Receivables. Subject to the provisions of the Intercreditor Agreement, with respect to any Receivables in excess of $100,000 individually or $500,000 in the aggregate that is evidenced by, or constitutes, Chattel Paper or Instruments, each Grantor shall cause each originally executed copy thereof to be delivered to the Collateral Agent (or its agent or designee) appropriately indorsed to the Collateral Agent or indorsed in blank: (i) with respect to any such Receivables in existence on the date hereof, on or prior to the date hereof and (ii) with respect to any such Receivables hereafter arising, within ten (10) days of such Grantor acquiring rights therein. Subject to the provisions of the Intercreditor Agreement, with respect to any Receivables in excess of $100,000 individually or $500,000 in the aggregate which would constitute "electronic chattel paper" under Article 9 of the UCC, each Grantor shall use commercially reasonable efforts to give the Collateral Agent control over such Receivables (within the meaning of Section 9-105 of the UCC): (i) with respect to any such Receivables in existence on the date hereof, on or prior to the date hereof and (ii) with respect to any such Receivables hereafter arising, within ten (10) days of such Grantor acquiring rights therein. Subject to the provisions of the Intercreditor Agreement, any Receivable that is evidenced by, or constitutes, Chattel Paper or Instruments or would constitute "electronic chattel paper" under Article 9 of the UCC not otherwise required to be delivered or subjected to the control of the Collateral Agent in accordance with this subsection (c) shall be delivered or subjected to such control upon request of the Collateral Agent at any time during the continuance of an Event of Default.

     4.4 Investment Related Property.

          4.4.1 INVESTMENT RELATED PROPERTY GENERALLY

          (a) Covenants and Agreements. Each Grantor hereby covenants and agrees that until the payment in full of all Secured Obligations:

               (i) subject to the limitation described in Section 2.2(d) with respect to the capital stock of any Controlled Foreign Corporation, in the event it acquires rights in any Investment Related Property constituting Pledged Equity Interests or Pledged Debt or otherwise with an aggregate net book value in excess of $500,000 after the date hereof, it shall deliver to the Collateral Agent a completed Pledge Supplement, together with all Supplements to Schedules thereto, reflecting such new Investment Related Property and all other Investment Related Property. Notwithstanding the foregoing, it is understood and agreed that the security interest of the Collateral Agent shall attach to all Investment Related Property immediately upon any Grantor's acquisition of rights therein and shall not be affected by the failure of any Grantor to deliver a supplement to
     Schedule 4.4 as required hereby;

               (ii) except as provided in the next sentence, in the event such Grantor receives any dividends, interest or distributions on any Investment Related Property, or any securities or other property upon the merger, consolidation, liquidation or dissolution of any issuer of any Investment Related Property, then (a) such dividends, interest or distributions and securities or other property shall be included in the definition of Collateral without further action and (b) such Grantor shall within ten
     (10) days take all steps, if any, necessary or advisable to ensure the validity, perfection, priority and, if applicable, control of the Collateral Agent over such Investment Related Property (including, without limitation, delivery thereof to the Collateral Agent) and pending any such action such Grantor shall be deemed to hold such dividends, interest, distributions, securities or other property in trust for the benefit of the Collateral Agent and shall be segregated from all other property of such Grantor. Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing or shall be caused thereby, the Collateral Agent authorizes each Grantor to retain all cash dividends and distributions and all payments of interest and principal;

               (iii) each Grantor consents to the grant by each other Grantor of a security interest in all Investment Related Property to the Collateral Agent.

          (b) Delivery and Control.

               (i) Each Grantor agrees that with respect to any Investment Related Property in which it currently has rights it shall comply with the provisions of this Section 4.4.1(b) on or before the Closing Date and with respect to any Investment Related Property hereafter acquired by such Grantor it shall comply with the provisions of this Section 4.4.1(b) promptly upon acquiring rights therein, in each case in form and substance reasonably satisfactory to the Collateral Agent. Subject to the provisions of the Intercreditor Agreement, with respect to any Investment Related Property that is represented by a certificate or that is an "instrument" (other than any Investment Related Property credited to a Securities Account) it shall cause such certificate or instrument to be delivered to the Collateral Agent, indorsed in blank by an "effective indorsement" (as defined in Section 8-107 of the UCC), regardless of whether such certificate constitutes a "certificated security" for purposes of the UCC. Subject to the provisions of the Intercreditor Agreement, with respect to any Investment Related Property that is an "uncertificated security" for purposes of the UCC (other than any "uncertificated securities" credited to a Securities Account), it shall use commercially reasonable efforts to cause the issuer of such uncertificated security to either (i) register the Collateral Agent as the registered owner thereof on the books and records of the issuer or (ii) execute an Uncertificated Securities Control Agreement, pursuant to which such issuer agrees to comply with the Collateral Agent's instructions with respect to such uncertificated security without further consent by such Grantor.

          (c) Voting and Distributions.

               (i) So long as no Event of Default shall have occurred and be continuing, except as otherwise provided under the covenants and agreements relating to investment related property in this Agreement or elsewhere herein or in the Credit Agreement, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof, provided, no Grantor shall exercise or refrain from exercising any such right (1) if the Collateral Agent shall have notified such Grantor that, in the Collateral Agent's reasonable judgment, such action would have a Material Adverse Effect; or (2) for any purpose inconsistent with the terms of this Agreement or the Credit Agreement;

               (ii) the Collateral Agent shall promptly execute and deliver (or cause to be executed and delivered) to each Grantor all proxies, and other instruments as such Grantor may from time to time reasonably request for the purpose of enabling such Grantor to exercise the voting and other consensual rights when and to the extent which it is entitled to exercise pursuant to clause (ii) above; and

               (iii) Subject to the provisions of the Intercreditor Agreement, upon the occurrence and during the continuation of an Event of Default:

          (A) all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right but not the obligation to exercise such voting and other consensual rights; and

          (B) in order to permit the Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (1) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and (2) each Grantor acknowledges that the Collateral Agent may utilize the power of attorney set forth in Section 6.1.

          4.4.2 PLEDGED EQUITY INTERESTS

          (a) Representations and Warranties. Each Grantor hereby represents and warrants on the Closing Date that:

               (i) Schedule 4.4(A) (as such schedule may be amended or supplemented from time to time) sets forth under the headings "Pledged Stock, "Pledged LLC Interests," "Pledged Partnership Interests" and "Pledged Trust Interests," respectively, all of the Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests owned by any Grantor and such Pledged Equity Interests constitute the percentage of issued and outstanding shares of stock, percentage of membership interests, percentage of partnership interests or percentage of beneficial interest of the respective issuers thereof indicated on such Schedule;

               (ii) except as set forth on Schedule 4.4(B), it has not acquired any equity interests of another entity or substantially all the assets of another entity within the past five (5) years;

               (iii) it is the record and beneficial owner of the Pledged Equity Interests free of all Liens, rights or claims of other Persons other than Permitted Liens and except as described in Schedule 4.4(A), there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests;

               (iv) without limiting the generality of Section 4.1(a)(v), except as described in Schedule 4.4(A), no consent of any Person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary or desirable in connection with the creation, perfection or second priority status of the security interest of the Collateral Agent in any Pledged Equity Interests or the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof;

               (v) except as described in Schedule 4.4(A), none of the Pledged LLC Interests nor Pledged Partnership Interests are or represent interests in issuers that: (a) are registered as investment companies or (b) are dealt in or traded on securities exchanges or markets; and

               (vi) except as described in Schedule 4.4(A), none of the Pledged LLC Interests and Pledged Partnership Interests are or represent interests in issuers that have opted to be treated as securities under the uniform commercial code of any jurisdiction.

          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that until the payment in full of the Secured Obligations:

               (i) without the prior written consent of the Collateral Agent, it shall not vote to enable or take any other action to: (a) other than as permitted under the Credit Agreement, permit any issuer of any Pledged Equity Interest to issue any additional stock, partnership interests, limited liability company interests or other equity interests of any nature or to issue securities convertible into or granting the right of purchase or exchange for any stock or other equity interest of any nature of such issuer, (b) other than as permitted under the Credit Agreement, permit any issuer of any Pledged Equity Interest to dispose of all or a material portion of their assets, (c) waive any default under or breach of any material terms of any organizational document relating to the issuer of any Pledged Equity Interest or the terms of any Pledged Debt, or (d) cause any issuer of any Pledged Partnership Interests or Pledged LLC Interests which are not securities (for purposes of the UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the UCC unless such Grantor shall promptly notify the Collateral Agent in writing of any such election or action and, in such event, shall take all steps necessary or advisable to establish the Collateral Agent's "control" thereof;

               (ii) [intentionally deleted];

               (iii) without the prior written consent of the Collateral Agent or as permitted under the Credit Agreement, it shall not permit any issuer of any Pledged Equity Interest to merge or consolidate unless (i) such issuer creates a security interest that is perfected by a filed financing statement (that is not effective solely under section 9-508 of the UCC) in collateral in which such new debtor has or acquires rights, and (ii) all the outstanding capital stock or other equity interests of the surviving or resulting corporation, limited liability company, partnership or other entity is, upon such merger or consolidation, pledged hereunder; provided that if the surviving or resulting Grantors upon any such merger or consolidation involving an issuer which is a Controlled Foreign Corporation, then such Grantor shall only be required to pledge equity interests in accordance with Section 2.2; and

               (iv) each Grantor consents to the grant by each other Grantor of a security interest in all Investment Related Property to the Collateral Agent and, without limiting the foregoing, consents to the transfer of any Pledged Partnership Interest and any Pledged LLC Interest to the Collateral Agent or its nominee following an Event of Default and to the substitution of the Collateral Agent or its nominee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto.

          4.4.3 PLEDGED DEBT

          (a) Representations and Warranties. Each Grantor hereby represents and warrants on the Closing Date that Schedule 4.4 (as such schedule may be amended or supplemented from time to time) sets forth under the heading "Pledged Debt" all of the Pledged Debt that constitutes Intercompany Indebtedness and otherwise is in excess of $500,000 individually or $1,000,000 in the aggregate owned by such Grantor and all of such Pledged Debt has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting rights of creditors and general principles of equity and is not in default and constitutes all of the issued and outstanding Intercompany Indebtedness owned by such Grantor.

          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that until the payment in full of all Secured Obligations it shall notify the Collateral Agent of any default under any Pledged Debt that has caused, either in any individual case or in the aggregate, a Material Adverse Effect.

          4.4.4 INVESTMENT ACCOUNTS

          (a) Representations and Warranties. Each Grantor hereby represents and warrants on the Closing Date that:

               (i) Schedule 4.4 hereto (as such schedule may be amended or supplemented from time to time) sets forth under the headings "Securities Accounts" and "Commodities Accounts," respectively, all of the Securities Accounts and Commodities Accounts in which each Grantor has an interest. Each Grantor is the sole entitlement holder of each such Securities Account and Commodity Account, and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Collateral Agent pursuant hereto or First Lien Collateral Agent) having "control" (within the meanings of Sections 8-106 and 9-106 of the UCC) over, or any other interest in, any such Securities Account or Commodity Account or securities or other property credited thereto, except to the extent such control would constitute a Permitted Lien;

               (ii) Schedule 4.4 hereto (as such schedule may be amended or supplemented from time to time) sets forth under the headings "Deposit Accounts" all of the Deposit Accounts in which each Grantor has an interest. Each Grantor is the sole account holder of each such Deposit Account and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Collateral Agent pursuant hereto and the First Lien Collateral Agent) having either sole dominion and control (within the meaning of common law) or "control" (within the meanings of Section 9-104 of the UCC) over, or any other interest in, any such Deposit Account or any money or other property deposited therein, except to the extent such control would constitute a Permitted Lien; and

               (iii) Each Grantor has taken all actions necessary or desirable, including those specified in Section 4.4.4(c), to: (a) establish the Collateral Agent's "control" (within the meanings of Sections 8-106 and 9-106 of the UCC) over any portion of the Investment Related Property constituting Securities Accounts, Securities Entitlements or Commodities Accounts (each as defined in the UCC); and (b) to establish the Collateral Agent's "control" (within the meaning of Section 9-104 of the UCC) over all Deposit Accounts.

          (b) Covenant and Agreement. Each Grantor hereby covenants and agrees with the Collateral Agent and each other Secured Party that until the payment in full of all Secured Obligations it shall not close or terminate any Investment Account without the prior consent of the Collateral Agent and unless a successor or replacement account has been established with the consent of the Collateral Agent with respect to which successor or replacement account a control agreement has been entered into by the appropriate Grantor, Collateral Agent and securities intermediary or depository institution at which such successor or replacement account is to be maintained in accordance with the provisions of
Section 4.4.4(c).

          (c) Delivery and Control

               (i) With respect to any Investment Related Property consisting of Securities Accounts or Securities Entitlements, it shall cause the securities intermediary maintaining such Securities Account or Securities Entitlement to enter into a Securities Account Control Agreement pursuant to which it shall agree to comply with the Collateral Agent's "entitlement orders" without further consent by such Grantor. With respect to any Investment Related Property that is a "Deposit Account," it shall cause the depositary institution maintaining such account to enter into a Deposit Account Control Agreement, pursuant to which the Collateral Agent shall have both sole dominion and control over such Deposit Account (within the meaning of the common law) and "control" (within the meaning of Section 9-104 of the UCC) over such Deposit Account. Each Grantor shall have entered into such control agreement or agreements with respect to: (i) any Securities Accounts, Securities Entitlements or Deposit Accounts that exist on the Closing Date, as of or prior to the Closing Date and (ii) any Securities Accounts, Securities

     Entitlements or Deposit Accounts that are created or acquired after the Closing Date, as of or prior to the deposit or transfer of any such Securities Entitlements or funds, whether constituting moneys or investments, into such Securities Accounts or Deposit Accounts.

               (ii) In addition to the foregoing, if any issuer of any Investment Related Property is located in a jurisdiction outside of the United States, each Grantor shall take such additional actions, including, without limitation, using commercially reasonable efforts to cause the issuer to register the pledge on its books and records or making such filings or recordings, in each case as may be necessary or advisable, under the laws of such issuer's jurisdiction to insure the validity, perfection and priority of the security interest of the Collateral Agent. Subject to the provisions of the Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right, without notice to any Grantor, to transfer all or any portion of the Investment Related Property to its name or the name of its nominee or agent. In addition, subject to the provisions of the Intercreditor Agreement, the Collateral Agent shall have the right at any time during the continuance of an Event of Default, without notice to any Grantor, to exchange any certificates or instruments representing any Investment Related Property for certificates or instruments of smaller or larger denominations.

     4.5 Material Contracts.

          (a) Covenants and Agreements. Each Grantor hereby covenants and agrees that until the payment in full of the Secured Obligations:

               (i) after the occurrence and during the continuance of an Event of Default, the applicable Grantor shall furnish to the Collateral Agent true and complete copies (including any amendments or supplements thereof) of all Material Contracts to which it is a party; and

               (ii) subject to the provisions of the Intercreditor Agreement, after the occurrence and during the continuance of an Event of Default, the Collateral Agent may upon written notice to the applicable Grantor, notify, or require any Grantor to notify, the counterparty to make all payments under the Material Contracts directly to the Collateral Agent.

     4.6 LETTER OF CREDIT RIGHTS.

          (a) Representations and Warranties. Except with respect to letters of credit issued under the First Lien Credit Agreement, each Grantor hereby represents and warrants on the Closing Date that:

               (i) all material letters of credit to which such Grantor has rights as the beneficiary in an amount in excess of $100,000 are listed on
     Schedule 4.6 (as such schedule may be amended or supplemented from time to time) hereto; and

               (ii) it has used or will use commercially reasonable efforts to obtain the consent of each issuer of any material letter of credit to the assignment of the proceeds of the letter of credit to the Collateral Agent (subject to the provisions of the Intercreditor Agreement) and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Collateral Agent pursuant hereto and the First Lien Collateral Agent) having "control" (within the meaning of Section 9-107 of the UCC) over, or any other interest in any of the Grantor's rights in respect thereof.

          (b) Covenants and Agreements. Except with respect to letters of credit issued under the First Lien Credit Agreement, each Grantor hereby covenants and agrees that, until the payment in full of all Secured Obligations, with respect to any material letter of credit referred to in (a)(i) above hereafter arising it will use commercially reasonable efforts to obtain the consent of the issuer thereof to the assignment of the proceeds of the letter of credit to the Collateral Agent (subject to the provisions of the Intercreditor Agreement) and shall deliver to the Collateral Agent a completed Pledge Supplement, together with all Supplements to Schedules thereto.

     4.7 INTELLECTUAL PROPERTY.

          (a) Representations and Warranties. Except as disclosed in Schedule 4.7(H) (as such schedule may be amended or supplemented from time to time), each Grantor hereby represents and warrants on the Closing Date that:

               (i) Schedule 4.7 (as such schedule may be amended or supplemented from time to time) sets forth a true and complete list of (i) all United States, state and foreign registrations of and applications for Patents, Trademarks, and Copyrights owned by each Grantor and material to the business of each Grantor and (ii) all Patent Licenses, Trademark Licenses and Copyright Licenses material to the business of each Grantor;

               (ii) it has executed and delivered to the Collateral Agent, the applicable Grants for all Copyrights, Patents and Trademarks owned by such Grantor, including, but not limited to, all Copyrights, Patents and Trademarks on Schedule 4.7 (as such schedule may be amended or supplemented from time to time);

               (iii) it is the sole and exclusive owner of the entire right, title, and interest in and to or has the valid right to use the Intellectual Property on Schedule 4.7 (as such schedule may be amended or supplemented from time to time) listed under its respective name, and owns all other Intellectual Property used in or necessary to conduct its business, as currently conducted except where the failure to own or right to use in the aggregate could not be reasonably expected to have a Material Adverse Effect;

               (iv) its Intellectual Property is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, except as could not reasonably be expected to have a Material Adverse Effect, and each Grantor has performed all acts and has paid all renewal, maintenance, and other fees and taxes required to maintain each and every registration and application of Intellectual Property in full force and effect, except where the failure to do so could reasonably be expected to have a Material Adverse Effect;

               (v) its Intellectual Property is valid and enforceable in all material respects; no holding, decision, or judgment has been rendered in any action or proceeding before any court or administrative authority challenging the validity of, such Grantor's right to register, or such Grantor's rights to own or use, any Intellectual Property except as could not reasonably be expected to have a Material Adverse Effect and no such action or proceeding is pending or, to such Grantor's knowledge, threatened;

               (vi) the conduct of its business does not infringe upon any trademark, patent, copyright, trade secret or similar intellectual property right owned or controlled by a third party and no written claim has been made that the use of any material Intellectual Property owned or used by any Grantor (or any of its respective licensees) violates the asserted rights of any third party except, in each case, as could not reasonably be expected to have a Material Adverse Effect; and

               (vii) except for Permitted Liens or as otherwise permitted under the Credit Agreement, each Grantor has not made a previous assignment, sale or transfer constituting a present or future assignment, sale or transfer of any Intellectual Property for purposes of granting a security interest or as Collateral that has not been terminated or released. There is no effective financing statement or other document or instrument now executed, or on file or recorded in any public office, granting a security interest in or otherwise encumbering any part of the Intellectual Property, other than in favor of the Collateral Agent or Permitted Liens.

          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees as follows until the payment in full of the Secured Obligations:

               (i) it shall take all commercially reasonable steps in the United States Patent and Trademark Office, the United States Copyright Office, any state registry or any foreign counterpart of the foregoing, to pursue any application and maintain any registration of each Trademark, Patent, and

     Copyright owned by any Grantor, the maintenance of or registration of which is material to its business which is now or shall become included in the Intellectual Property including, but not limited to, those items on
     Schedule 4.7(A), (C) and (E) (as each may be amended or supplemented from time to time);

               (ii) it shall promptly (but, except in the case of (II) below, in no event more than thirty (30) days after any Grantor obtains knowledge thereof) report to the Collateral Agent (x) the filing of any application to register any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office, or any state registry or foreign counterpart of the foregoing (whether such application is filed by such Grantor or through any agent, employee, licensee, or designee thereof) and (y) the registration of any Intellectual Property by any such office, in each case by executing and delivering to the Collateral Agent
     (I) a completed Pledge Supplement, together with all Supplements to Schedules thereto, and (II) upon the request of the Collateral Agent, an applicable Grant for recordation with respect thereto in the applicable intellectual property registries, including but not limited to the United States Patent and Trademark Office and the United States Copyright Office, provided, the failure of any Grantor to execute the Pledge Supplement or submit a Grant for recordation with respect to any additional Intellectual Property shall not impair the security interest of the Collateral Agent therein or otherwise adversely affect the rights and remedies of the Collateral Agent hereunder with respect thereto;

               (iii) except with the prior consent of the Collateral Agent or as permitted under the Credit Agreement, it shall not execute, and there will not be on file in any public office, any financing statement or other document or instruments, except financing statements or other documents or instruments filed or to be filed in favor of the Collateral Agent and it shall not sell, assign, transfer, license, grant any option, or create or suffer to exist any Lien upon or with respect to the Intellectual Property, except for Permitted Liens or as otherwise permitted under the Credit Agreement;

               (iv) it shall hereafter use commercially reasonable efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that could or might in any way materially impair or prevent the creation of a security interest in, or the assignment of, such Grantor's rights and interests in any property included within the definitions of any Intellectual Property acquired under such contracts;

               (v) it shall take all commercially reasonable steps to protect the secrecy of all Trade Secrets relating to the products and services sold or delivered under or in connection with the Intellectual Property, including entering into confidentiality agreements with employees and labeling and restricting access to secret information and documents, except to the extent that a Trade Secret is no longer material or necessary to the business of such Grantor;

               (vi) it shall continue to collect, at its own expense, all amounts due or to become due to such Grantor in respect of the Intellectual Property or any portion thereof. In connection with such collections, any Grantor may take (and, at the Collateral Agent's reasonable direction, shall take) such action as such Grantor or, subject to the Intercreditor Agreement, after the occurrence and during the continuance of an Event of Default, the Collateral Agent may deem reasonably necessary or advisable to enforce collection of such amounts. Notwithstanding the foregoing, the Collateral Agent shall have the right at any time after the occurrence and during the continuance of an Event of Default, to notify, or require any Grantor to notify, any obligors with respect to any such amounts of the existence of the security interest created hereby.

     4.8 COMMERCIAL TORT CLAIMS

          (a) Representations and Warranties. Each Grantor hereby represents and warrants on the Closing Date that Schedule 4.8 (as such schedule may be amended or supplemented from time to time) sets forth all Commercial Tort Claims in excess of $250,000 individually or $1,000,000 in the aggregate of each Grantor; and

          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that until the payment in full of the Secured Obligations with respect to any Commercial Tort Claim in excess of $250,000 individually or $1,000,000 in the aggregate hereafter arising it shall deliver to the Collateral Agent a completed

Pledge Supplement, together with all Supplements to Schedules thereto, identifying such new Commercial Tort Claims.

SECTION 5. ACCESS; RIGHT OF INSPECTION AND FURTHER ASSURANCES; ADDITIONAL GRANTORS.

     5.1 ACCESS; RIGHT OF INSPECTION. The Collateral Agent shall at reasonable times with reasonable notice have full and free access during normal business hours and without unreasonable disruption of business to all the books, correspondence and records of each Grantor, and the Collateral Agent and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and each Grantor agrees to render to the Collateral Agent, at such Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Collateral Agent and its representatives shall at reasonable times with reasonable notice also have the right during normal business hours and without unreasonable disruption of business to enter any premises of each Grantor and inspect any property of each Grantor where any of the Collateral of such Grantor granted pursuant to this Agreement is located for the purpose of inspecting or exhibiting the same, observing its use or otherwise protecting its interests therein. The Collateral Agent shall (and shall cause all of its representatives to) keep all information regarding the Grantors or obtained from any of the Grantors confidential in accordance with Section 10.17 of the Credit Agreement.

     5.2 Further Assurances.

          (a) Each Grantor agrees that from time to time, at the expense of such Grantor, that it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall:

               (i) file such financing or continuation statements, or amendments thereto, and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary or desirable, or as the Collateral Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby;

               (ii) take all actions necessary to ensure the recordation of appropriate evidence of the liens and security interest granted hereunder in the Intellectual Property with any intellectual property registry in the United States which said Intellectual Property is registered or in which an application for registration is pending including, without limitation, the United States Patent and Trademark Office, the United States Copyright Office, the various Secretaries of State, and the foreign counterparts of any of the foregoing; and

               (iii) at the Collateral Agent's request, appear in and defend any action or proceeding that may affect such Grantor's title to or the Collateral Agent's security interest in all or any part of the Collateral.

          (b) Each Grantor hereby authorizes the Collateral Agent to file a Record or Records, including, without limitation, financing or continuation statements, and amendments thereto, in any jurisdictions and with any filing offices as the Collateral Agent may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to the Collateral Agent herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Collateral Agent herein, including, without limitation, describing such property as "all assets" or "all personal property, whether now owned or hereafter acquired." Each Grantor shall furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

          (c) Each Grantor hereby authorizes the Collateral Agent to modify this Agreement after obtaining such Grantor's approval of or signature to such modification by amending Schedule 4.7 (as such schedule may be amended or supplemented from time to time) to include reference to any right, title or interest in any existing Intellectual Property or any Intellectual Property acquired or developed by any Grantor after the execution hereof or to delete any reference to any right, title or interest in any Intellectual Property in which any Grantor no longer has or claims any right, title or interest.

     5.3 ADDITIONAL GRANTORS. From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Grantors (each, an "ADDITIONAL GRANTOR"), by executing a Counterpart Agreement. Upon delivery of any such counterpart agreement to the Collateral Agent, notice of which is hereby waived by Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if Additional Grantor were an original signatory hereto. Each Additional Grantor shall deliver to the Collateral Agent, together with such Counterpart Agreement, a completed Pledge Supplement, together with all Supplements to Schedules thereto, reflecting all personal property to which it has rights that will be deemed Collateral pursuant to Section 2.1. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of the Collateral Agent not to cause any Subsidiary of the Company to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 6. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT.

     6.1 POWER OF ATTORNEY. Each Grantor hereby irrevocably appoints the Collateral Agent (such appointment being coupled with an interest) as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Collateral Agent or otherwise, from time to time in the Collateral Agent's reasonable discretion to take any action and to execute any instrument that the Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement in each case, subject to the provisions of the Intercreditor Agreement, including, without limitation, the following:

          (a) upon the occurrence and during the continuance of any Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to the Collateral Agent pursuant to the Credit Agreement;

          (b) upon the occurrence and during the continuance of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (c) upon the occurrence and during the continuance of any Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

          (d) upon the occurrence and during the continuance of any Event of Default, to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral;

          (e) to prepare and file any UCC financing statements against such Grantor as debtor;

          (f) to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the lien and security interest granted herein in the Intellectual Property in the name of such Grantor as assignor;

          (g) upon the occurrence and during the continuance of any Event of Default, to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, to pay or discharge taxes or Liens (other than Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion, any such payments made by the Collateral Agent to become obligations of such Grantor to the Collateral Agent, due and payable immediately without demand; and

          (h) upon the occurrence and during the continuance of any Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent's option and such Grantor's expense, at any time or from time to time, all acts and things that the Collateral Agent deems reasonably necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's security interest therein in accordance with the terms of this Agreement, all as fully and effectively as such Grantor might do.

     6.2 NO DUTY ON THE PART OF COLLATERAL AGENT OR SECURED PARTIES. The powers conferred on the Collateral Agent hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers. The Collateral Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their or their Affiliates' officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their gross negligence or willful misconduct.

SECTION 7. REMEDIES.

     7.1 GENERALLY. Subject to the provisions of the Intercreditor Agreement:

          (a) If any Event of Default shall have occurred and be continuing, the Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously:

               (i) require any Grantor to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties;

               (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process;

               (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Collateral Agent deems appropriate; and

               (iv) without notice except as specified below or under the UCC, sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable.

          (b) The Collateral Agent or any Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent such portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Collateral Agent, as collateral agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the

Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that it would not be commercially unreasonable for the Collateral Agent to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Each Grantor hereby waives any claims against the Collateral Agent and the Secured Parties arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be liable for the deficiency and the reasonable fees of any attorneys employed by the Collateral Agent to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Agent, that the Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way alter the rights of the Collateral Agent hereunder.

          (c) The Collateral Agent may sell the Collateral without giving any warranties as to the Collateral. The Collateral Agent may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely effect the commercial reasonableness of any sale of the Collateral.

          (d) The Collateral Agent shall have no obligation to marshal any of the Collateral.

     7.2 APPLICATION OF PROCEEDS. Except as expressly provided elsewhere in this Agreement, and subject to the provisions of the Intercreditor Agreement, all proceeds received by the Collateral Agent in respect of any sale, any collection from, or other realization upon all or any part of the Collateral shall be applied in full or in part by the Collateral Agent against, the Secured Obligations in the following order of priority: first, to the payment of all reasonable costs and expenses of such sale, collection or other realization, including reasonable out-of-pocket expenses of the Collateral Agent paid or payable to its agents and counsel, and all other expenses, liabilities and advances made or incurred by the Collateral Agent in connection therewith, and all amounts for which the Collateral Agent is entitled to indemnification hereunder (in its capacity as the Collateral Agent and not as a Lender) and all advances made by the Collateral Agent hereunder for the account of the applicable Grantor, and to the payment of all costs and expenses paid or incurred by the Collateral Agent in connection with the exercise of any right or remedy hereunder or under the Credit Agreement, all in accordance with the terms hereof or thereof; second, to the extent of any excess of such proceeds, to the payment of all other Secured Obligations for the ratable benefit of the Lenders and the Lender Counterparties; and third, to the extent of any excess of such proceeds, to the payment to or upon the order of such Grantor or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

     7.3 SALES ON CREDIT. If Collateral Agent sells any of the Collateral upon credit, Grantor will be credited only with payments actually made by purchaser and received by Collateral Agent and applied to indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Collateral Agent may resell the Collateral and Grantor shall be credited with proceeds of the sale.

     7.4 DEPOSIT ACCOUNTS.

     Subject to the provisions of the Intercreditor Agreement, if any Event of Default shall have occurred and be continuing, the Collateral Agent may apply the balance from any Deposit Account or instruct the bank at which any Deposit Account is maintained to pay the balance of any Deposit Account to or for the benefit of the Collateral Agent.

     7.5 INVESTMENT RELATED PROPERTY.

     Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Investment Related Property conducted without prior registration or qualification of such Investment Related Property under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Related Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Related Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Collateral Agent determines to exercise its right to sell any or all of the Investment Related Property, upon written request, each Grantor shall and shall cause each issuer of any Pledged Stock to be sold hereunder, each partnership and each limited liability company from time to time to furnish to the Collateral Agent all such information as the Collateral Agent may request in order to determine the number and nature of interest, shares or other instruments included in the Investment Related Property which may be sold by the Collateral Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

     7.6 INTELLECTUAL PROPERTY.

          (a) Anything contained herein to the contrary notwithstanding, but subject to the provisions of the Intercreditor Agreement, upon the occurrence and during the continuation of an Event of Default:

               (i) the Collateral Agent shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Grantor, the Collateral Agent or otherwise, in the Collateral Agent's sole discretion, to enforce any Intellectual Property, in which event such Grantor shall, at the request of the Collateral Agent, do any and all lawful acts and execute any and all documents required by the Collateral Agent in aid of such enforcement and such Grantor shall promptly, upon demand, reimburse and indemnify the Collateral Agent and the Secured Parties as provided in Section 10 hereof in connection with the exercise of its rights under this Section, and, to the extent that the Collateral Agent shall elect not to bring suit to enforce any Intellectual Property as provided in this Section, each Grantor agrees to use all commercially reasonable efforts, whether by action, suit, proceeding or otherwise, to prevent the infringement of any of the Intellectual Property by others;

               (ii) upon written demand from the Collateral Agent, each Grantor shall grant, assign, convey or otherwise transfer to the Collateral Agent an absolute assignment of all of such Grantor's right, title and interest in and to the Intellectual Property and shall execute and deliver to the Collateral Agent such documents as are necessary or appropriate to carry out the intent and purposes of this Agreement;

               (iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that the Collateral Agent (or any Secured Party) receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property;

               (iv) within five (5) Business Days after written notice from the Collateral Agent, each Grantor shall make available to the Collateral Agent, to the extent within such Grantor's power and authority, such personnel in such Grantor's employ on the date of such Event of Default as the Collateral Agent may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with the Trademarks or Trademark Licenses, such persons to be available to perform their prior functions on the Collateral Agent's behalf and to be compensated by the Collateral Agent at such Grantor's expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default; and

               (v) the Collateral Agent shall have the right to notify, or require each Grantor to notify, any obligors with respect to amounts due or to become due to such Grantor in respect of the Intellectual Property, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Collateral Agent, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done.

          (b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing,
(ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment or other transfer to the Collateral Agent of any rights, title and interests in and to the Intellectual Property shall have been previously made and shall have become absolute and effective, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, the Collateral Agent shall promptly execute and deliver to such Grantor, at such Grantor's sole cost and expense, such assignments or other transfer as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to the Collateral Agent as aforesaid, subject to any disposition thereof that may have been made by the Collateral Agent; provided, after giving effect to such reassignment, the Collateral Agent's security interest granted pursuant hereto, as well as all other rights and remedies of the Collateral Agent granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of any other Liens granted by or on behalf of the Collateral Agent and the Secured Parties.

          (c) Solely for the purpose of enabling the Collateral Agent to exercise rights and remedies under this Section 7 after an Event of Default has occurred and is continuing and at such time as the Collateral Agent shall be entitled under the terms of the Intercreditor Agreement and lawfully entitled to exercise such rights and remedies, each Grantor hereby grants so long as an Event of Default has occurred and is continuing, to the Collateral Agent, to the extent it has the right to do so, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of Trademarks, to the grant of sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of said Trademarks, to use, operate under, license, or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located.

     7.7 CASH PROCEEDS. In addition to the rights of the Collateral Agent specified in Section 4.3 with respect to payments of Receivables and Section 7.6(a)(v) with respect to payments in respect of Intellectual Property, all proceeds of any Collateral received by any Grantor consisting of cash, checks and other near-cash items (collectively, "CASH PROCEEDS") (i) except as specified in clause (ii), shall be applied by such Grantor in a manner not inconsistent with the Credit Agreement and the Intercreditor Agreement, and (ii) if an Event of Default shall have occurred and be continuing, subject to the provisions of the Intercreditor Agreement shall be held by such Grantor in trust for the Collateral Agent, and if so directed by the Collateral Agent in writing, shall segregate such Cash Proceeds from other funds of such Grantor, and shall, following receipt of such written direction, forthwith upon receipt by such Grantor, turn over to the Collateral Agent such Cash Proceeds in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required), which Cash Proceeds may, in the sole discretion of the Collateral Agent, (A) be held by the Collateral Agent for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations (whether matured or unmatured) and/or (B) then or at any time thereafter may be applied by the Collateral Agent against the Secured Obligations then due and owing.

SECTION 8. COLLATERAL AGENT.

     The Collateral Agent has been appointed to act as Collateral Agent hereunder and under the Intercreditor Agreement by Lenders and, by their acceptance of the benefits hereof, the other Secured Parties. Subject to the provisions of the Intercreditor Agreement, the Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement, the Credit Agreement and the Intercreditor Agreement; provided, the Collateral Agent shall, after payment in full of all Obligations under the Credit Agreement and the other Credit Documents, exercise, or refrain from exercising, any remedies provided for herein in accordance with the instructions of the holders of a majority of the aggregate notional amount (or, with respect to any Hedge Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Hedge Agreement) under all Hedge Agreements. In furtherance of the foregoing provisions of this Section, each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Collateral Agent for the benefit of Secured Parties in accordance with the terms of this Section. Collateral Agent shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to subsection 9.7 of the Credit Agreement shall also constitute notice of resignation as Collateral Agent under this Agreement; removal of Administrative Agent pursuant to Section 9.7 of the Credit Agreement shall also constitute removal of Collateral Agent under this Agreement and appointment of a successor Administrative Agent pursuant to subsection 9.7 of the Credit Agreement shall also constitute appointment of a successor Collateral Agent under this Agreement. Upon the acceptance of any appointment as Administrative Agent under subsection 9.7 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent under this Agreement. Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent under this Agreement, and the retiring or removed Collateral Agent under this Agreement shall promptly (i) transfer to such successor Collateral Agent all sums, Securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Collateral Agent under this Agreement, and (ii) execute and deliver to such successor Collateral Agent or otherwise authorize the filing of such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Collateral Agent of the security interests created hereunder, whereupon such retiring or removed Collateral Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Collateral Agent's resignation or removal hereunder as the Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Agent hereunder.

SECTION 9. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.

     This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full of all Secured Obligations, be binding upon each Grantor, its successors and assigns, and inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and its successors, transferees and assigns for the benefit and on behalf of the Secured Parties. Without limiting the generality of the foregoing, but subject to the terms of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations, the security interest granted hereby shall terminate hereunder and of record and all rights to the Collateral shall revert to Grantors. Upon any such termination the Collateral Agent shall, at Grantors' expense, reasonably promptly upon request by Grantor, execute and deliver to Grantors such documents as Grantors shall reasonably request to evidence such termination.

     If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Collateral Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby or by any other Credit Document on such Collateral. In the case of any such sale, transfer or disposal of any property constituting Collateral in a transaction not constituting an "Asset Sale" under (and as defined in the Credit Agreement) the Liens created hereby on such property shall be automatically released (without need for further action by any person or entity). At the request and sole expense of the Company, a Guarantor Subsidiary shall be released from its obligations hereunder and under any other Credit Document in the event that all the Capital Stock or substantially all of the assets of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement (including by way of merger or consolidation).

SECTION 10. STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM.

     The powers conferred on the Collateral Agent hereunder are solely to protect its interest, for the benefit and on behalf of the Secured Parties, in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to take or delay in taking action under this Agreement except to the extent such delay or failure arises from the gross negligence or willful misconduct of the Collateral Agent or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may so long as an Event of Default has occurred and is continuing itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by each Grantor under Section 10.2 of the Credit Agreement.

SECTION 11. MISCELLANEOUS.

     Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 10.1 of the Credit Agreement. No failure or delay on the part of the Collateral Agent in the exercise of any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Credit Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. This Agreement shall be binding upon and inure to the benefit of the Collateral Agent and Grantors and their respective successors and assigns. No Grantor shall, without the prior written consent of the Collateral Agent given in accordance with the Credit Agreement, assign any right, duty or obligation hereunder. This Agreement and the other Credit Documents embody the entire agreement and understanding between Grantors and the Collateral Agent and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Credit Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS

CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAWS).

SECTION 12. INTERCREDITOR AGREEMENT.

          (a) Prior to the First Lien Obligations (as such term is defined in the Intercreditor Agreement) being paid in full, the requirements of this Agreement to deliver Collateral to Collateral Agent hereunder shall be deemed satisfied by delivery of such Collateral to First Lien Collateral Agent or to any other person acting as agent for Collateral Agent.

          (b) Prior to the First Lien Obligations (as such term is defined in the Intercreditor Agreement) being paid in full, the requirements of this Agreement to hold or "control" (within the meaning of Sections 8-106, 9-104 or 9-106 of the UCC) Collateral for, on behalf of or for the account of Collateral Agent hereunder shall be deemed satisfied if such Collateral is held or controlled for, on behalf of or for the account of First Lien Collateral Agent or by any other person acting as agent for Collateral Agent.

          (c) Except as otherwise specifically provided herein, the provisions set forth in the Intercreditor Agreement shall operate either as additions to or modifications of the obligations of the parties hereunder, as the context may require. In the event of any conflict between this Agreement and the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall prevail.

     IN WITNESS WHEREOF, each Grantor and the Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                        AUTOCAM CORPORATION
                                        AUTOCAM-PAX, INC.
                                        AUTOCAM SOUTH CAROLINA, INC.
                                        AUTOCAM GREENVILLE, INC.
                                        AUTOCAM ACQUISITION, INC.
                                        AUTOCAM LASER TECHNOLOGIES, INC.
                                        AUTOCAM-HAR, INC.
                                        AUTOCAM INTERNATIONAL, LTD.
                                        AUTOCAM INTERNATIONAL SALES CORPORATION
                                        TITAN HOLDINGS, INC.


                                        By: /s/ Warren A. Veltman
                                            ------------------------------------
                                        Name: Warren A. Veltman
                                        Title: Treasurer and Secretary

                                        THE BANK OF NEW YORK,
                                        as the Collateral Agent


                                        By: /s/ Stephen C. Jerard
                                            ------------------------------------
                                        Name: Stephen C. Jerard
                                        Title: Vice President

                                        AUTOCAM EUROPE, B.V.


                                        By: /s/ John C. Kennedy
                                            ------------------------------------
                                        Name: John C. Kennedy, on behalf of
                                              Autocam Corporation
                                        Title: Managing Director

                                                                       EXHIBIT A
                                                TO PLEDGE AND SECURITY AGREEMENT

                            FORM OF PLEDGE SUPPLEMENT

     This PLEDGE SUPPLEMENT, dated [mm/dd/yy], is delivered by [NAME OF GRANTOR] a [NAME OF STATE OF INCORPORATION] [Corporation] (the "GRANTOR") pursuant to the Pledge and Security Agreement, dated as of December 22, 2005 (as it may be from time to time amended, restated, modified or supplemented, the "SECURITY AGREEMENT"), among AUTOCAM CORPORATION, TITAN HOLDINGS, INC. and the other Grantors named therein, and THE BANK OF NEW YORK, as the Collateral Agent. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

     Grantor hereby confirms the grant to the Collateral Agent set forth in the Security Agreement of, and does hereby grant to the Collateral Agent, a security interest in all of Grantor's right, title and interest in and to all Collateral to secure the Secured Obligations, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located. Grantor represents and warrants that the attached Supplements to Schedules accurately and completely set forth all additional information required pursuant to the Security Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Security Agreement.

     IN WITNESS WHEREOF, Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of [MM/DD/YY].

                                        [NAME OF GRANTOR]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                                    EXHIBIT B TO
                                                   PLEDGE AND SECURITY AGREEMENT

                 [FORM OF GRANT OF TRADEMARK SECURITY INTEREST]

                      GRANT OF TRADEMARK SECURITY INTEREST

NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIEN AND SECURITY INTEREST GRANTED TO THE COLLATERAL AGENT PURSUANT TO THIS GRANT OF TRADEMARK SECURITY INTEREST AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE COLLATERAL AGENT HEREUNDER ARE SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT, DATED AS OF DECEMBER 22, 2005 (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE "INTERCREDITOR AGREEMENT"), BY AND AMONG AUTOCAM CORPORATION, A MICHIGAN CORPORATION, CITICORP NORTH AMERICA, INC., AS FIRST LIEN COLLATERAL AGENT, THE BANK OF NEW YORK, AS SECOND LIEN COLLATERAL AGENT, AND CERTAIN OTHER PERSONS PARTY THERETO OR THAT MAY BECOME PARTY THERETO FROM TIME TO TIME. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND THIS GRANT OF TRADEMARK SECURITY INTEREST, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL AS BETWEEN THE FIRST LIEN COLLATERAL AGENT AND THE COLLATERAL AGENT.

          WHEREAS, [NAME OF GRANTOR], a ___________ corporation ("GRANTOR"), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Trademark Collateral (as defined below); and

          WHEREAS, Autocam Corporation, a Michigan corporation ("COMPANY"), and Titan Holdings, Inc., a Delaware corporation, have entered into a Term Loan and Guaranty Agreement dated as of December 22, 2005 (said Term Loan and Guaranty Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT") with the financial institutions named therein (collectively, together with their respective successors and assigns party to the Credit Agreement from time to time, the "LENDERS"), Goldman Sachs Credit Partners L.P., as Syndication Agent, and The Bank of New York, as Administrative Agent for the Lenders pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Company; and

          WHEREAS, Company may from time to time enter, or may from time to time have entered, into one or more interest rate swap agreement or currency swap agreement or other similar agreements or arrangements (collectively, the "HEDGE AGREEMENTS") with one or more Persons that are Lenders or Affiliates of Lenders at the time such Hedge Agreements are entered into (in such capacity, collectively, "LENDER COUNTERPARTIES"); and

          [Insert if Grantor is a Subsidiary:] [WHEREAS, pursuant to Section 7 of the Credit Agreement, Grantor has guaranteed the prompt payment and performance when due of all obligations of Company under the Credit Agreement and the other Credit Documents and all obligations of Company under the Hedge Agreements, including, without limitation, the obligation of Company to make payments thereunder in the event of early termination thereof; and]

          WHEREAS, pursuant to the terms of a Pledge and Security Agreement dated as of December 22, 2005 (said Pledge and Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the "SECURITY AGREEMENT"; the capitalized terms used in this Grant of Trademark Security Interest not otherwise defined herein shall have the respective meanings given thereto in the Security Agreement), among Grantor, Collateral Agent and the other grantors named therein, Grantor has created in favor of Secured Party a security interest in, and Secured Party has become a secured creditor with respect to, the Trademark Collateral;

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, to evidence further the security interest granted by Grantor to Secured Party pursuant to the Security Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "TRADEMARK COLLATERAL"):

          (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise) in and to all United States, and foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, Internet domain names, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, all registrations and applications for any of the foregoing including, but not limited to: (a) the registrations and applications referred to in Schedule A annexed hereto,
     (b) all extensions or renewals of any of the foregoing, (c) all of the goodwill of the business connected with the use of and symbolized by the foregoing, and (d) the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill; and

          (ii) all proceeds, products, accessions, rents and profits of or from any and all of the foregoing Trademark Collateral, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit. For purposes of this Grant of Trademark Security Interest, the term "PROCEEDS" includes whatever is receivable or received when Trademark Collateral or proceeds are sold, licensed, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

Grantor does hereby further acknowledge and affirm that the rights and remedies of Collateral Agent with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

            [The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, Grantor has caused this Grant of Trademark Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the __ day of _______, _____.

                                        [NAME OF GRANTOR]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                   SCHEDULE A
                                       TO
                      GRANT OF TRADEMARK SECURITY INTEREST

         Trademark    Registration/Appl.   Registration/Appl.
Owner   Description         Number                Date
-----   -----------   ------------------   ------------------



                                      B-A-1

                                                                    EXHIBIT C TO
                                                              SECURITY AGREEMENT

                 [FORM OF GRANT OF COPYRIGHT SECURITY INTEREST]

                      GRANT OF COPYRIGHT SECURITY INTEREST

NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIEN AND SECURITY INTEREST GRANTED TO THE COLLATERAL AGENT PURSUANT TO THIS GRANT OF COPYRIGHT SECURITY INTEREST AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE COLLATERAL AGENT HEREUNDER ARE SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT, DATED AS OF DECEMBER 22, 2005 (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE "INTERCREDITOR AGREEMENT"), BY AND AMONG AUTOCAM CORPORATION, A MICHIGAN CORPORATION, CITICORP NORTH AMERICA, INC., AS FIRST LIEN COLLATERAL AGENT, THE BANK OF NEW YORK, AS SECOND LIEN COLLATERAL AGENT, AND CERTAIN OTHER PERSONS PARTY THERETO OR THAT MAY BECOME PARTY THERETO FROM TIME TO TIME. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND THIS GRANT OF COPYRIGHT SECURITY INTEREST, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL AS BETWEEN THE FIRST LIEN COLLATERAL AGENT AND THE COLLATERAL AGENT.

          WHEREAS, [NAME OF GRANTOR], a ___________ corporation ("GRANTOR"), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Copyright Collateral (as defined below); and

          WHEREAS, Autocam Corporation, a Michigan corporation ("COMPANY"), and Titan Holdings, Inc., a Delaware corporation, have entered into a Term Loan and Guaranty Agreement dated as of December 22, 2005 (said Term Loan and Credit Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT") with the financial institutions named therein (collectively, together with their respective successors and assigns party to the Credit Agreement from time to time, the "LENDERS"), Goldman Sachs Credit Partners L.P., as Syndication Agent, and The Bank of New York, as Administrative Agent for the Lenders pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Company; and

          WHEREAS, Company may from time to time enter, or may from time to time have entered, into one or more interest rate swap agreement or currency swap agreement or other similar agreements or arrangements (collectively, the "HEDGE AGREEMENTS") with one or more Persons that are Lenders or Affiliates of Lenders at the time such Hedge Agreements are entered into (in such capacity, collectively, "LENDER COUNTERPARTIES"); and

          [Insert if Grantor is a Subsidiary:] [WHEREAS, pursuant to Section 7 of the Credit Agreement, Grantor has guaranteed the prompt payment and performance when due of all obligations of Company under the Credit Agreement and the other Credit Documents and all obligations of Company under the Hedge Agreements, including, without limitation, the obligation of Company to make payments thereunder in the event of early termination thereof; and]

          WHEREAS, pursuant to the terms of a Pledge and Security Agreement dated as of December 22, 2005 (said Pledge and Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the "SECURITY AGREEMENT"; the capitalized terms used in this Grant of Trademark Security Interest not otherwise defined herein shall have the respective meanings given thereto in the Security Agreement), among Grantor, Collateral Agent and the other grantors named therein, Grantor created in favor of Collateral Agent a security interest in, and Collateral Agent has become a secured creditor with respect to, the Copyright Collateral;

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, to evidence further the security interest granted by Grantor to Collateral Agent pursuant to the Security Agreement, Grantor hereby grants to Collateral Agent a security interest in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "COPYRIGHT COLLATERAL"):

          (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise) under all United States, and foreign copyrights (including Community designs), including but not limited to copyrights in software and databases, and all Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications applied for thereon in the United States and any state thereof and in foreign countries referred to in Schedule A annexed hereto, (ii) all extensions and renewals thereof, (iii) all rights corresponding thereto throughout the world, and
     (iv) all rights to sue for past, present and future infringements thereof; and

          (ii) all proceeds, products, accessions, rents and profits of or from any and all of the foregoing Copyright Collateral, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit. For purposes of this Grant of Copyright Security Interest, the term "PROCEEDS" includes whatever is receivable or received when Copyright Collateral or proceeds are sold, licensed, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

Grantor does hereby further acknowledge and affirm that the rights and remedies of Collateral Agent with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     IN WITNESS WHEREOF, Grantor has caused this Grant of Copyright Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the ___ day of ___________, _____.

                                        [NAME OF GRANTOR]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                   SCHEDULE A
                                       TO
                      GRANT OF COPYRIGHT SECURITY INTEREST

U.S. COPYRIGHT REGISTRATIONS:

Title   Registration No   Date of Issue   Registered Owner
-----   ---------------   -------------   ----------------


FOREIGN COPYRIGHT REGISTRATIONS:

Country   Title   Registration No   Date of Issue
-------   -----   ---------------   -------------


PENDING U.S. COPYRIGHT REGISTRATION APPLICATIONS:

Title   Appl. No.   Date of Application   Copyright Claimant
-----   ---------   -------------------   ------------------


PENDING FOREIGN COPYRIGHT REGISTRATION APPLICATIONS:

Country   Title   Appl. No   Date of Application
-------   -----   --------   -------------------



                                      C-A-1

                                                                    EXHIBIT D TO
                                                              SECURITY AGREEMENT

                   [FORM OF GRANT OF PATENT SECURITY INTEREST]

                        GRANT OF PATENT SECURITY INTEREST

NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIEN AND SECURITY INTEREST GRANTED TO THE COLLATERAL AGENT PURSUANT TO THIS GRANT OF PATENT SECURITY INTEREST AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE COLLATERAL AGENT HEREUNDER ARE SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT, DATED AS OF DECEMBER 22, 2005 (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE "INTERCREDITOR AGREEMENT"), BY AND AMONG AUTOCAM CORPORATION, A MICHIGAN CORPORATION, CITICORP NORTH AMERICA, INC., AS FIRST LIEN COLLATERAL AGENT, THE BANK OF NEW YORK, AS SECOND LIEN COLLATERAL AGENT, AND CERTAIN OTHER PERSONS PARTY THERETO OR THAT MAY BECOME PARTY THERETO FROM TIME TO TIME. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND THIS GRANT OF PATENT SECURITY INTEREST, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL AS BETWEEN THE FIRST LIEN COLLATERAL AGENT AND THE COLLATERAL AGENT.

          WHEREAS, [NAME OF GRANTOR], a ___________ corporation ("GRANTOR"), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Patent Collateral (as defined below); and

          WHEREAS, Autocam Corporation, a Michigan corporation ("COMPANY"), and Titan Holdings, Inc., a Delaware corporation, have entered into a Term Loan and Guaranty Agreement dated as of December 22, 2005 (said Term Loan and Guaranty Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT") with the financial institutions named therein (collectively, together with their respective successors and assigns party to the Credit Agreement from time to time, the "LENDERS"), Goldman Sachs Credit Partners L.P., as Syndication Agent, and The Bank of New York, as Administrative Agent for the Lenders pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Company; and

          WHEREAS, Company may from time to time enter, or may from time to time have entered, into one or more interest rate swap agreement or currency swap agreement or other similar agreements or arrangements (collectively, the "HEDGE AGREEMENTS") with one or more Persons that are Lenders or Affiliates of Lenders at the time such Hedge Agreements are entered into (in such capacity, collectively, "LENDER COUNTERPARTIES"); and

          [Insert if Grantor is a Subsidiary:] [WHEREAS, pursuant to Section 7 of the Credit Agreement, Grantor has guaranteed the prompt payment and performance when due of all obligations of Company under the Credit Agreement and the other Credit Documents and all obligations of Company under the Hedge Agreements, including, without limitation, the obligation of Company to make payments thereunder in the event of early termination thereof; and]

          WHEREAS, pursuant to the terms of a Pledge and Security Agreement dated as of December 22, 2005 (said Pledge and Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the "SECURITY AGREEMENT"; the capitalized terms used in this Grant of Patent Security Interest not otherwise defined herein shall have the respective meanings given thereto in the Security Agreement), among Grantor, Collateral Agent and the other grantors named therein, Grantor created in favor of Collateral Agent a security interest in, and Collateral Agent has become a secured creditor with respect to, the Patent Collateral;

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, to evidence further the security interest granted by Grantor to Collateral Agent pursuant to the Security Agreement, Grantor hereby grants to Collateral Agent a security interest in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "PATENT COLLATERAL"):

     (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise) in and to all United States and foreign patents and certificates of invention, or similar industrial property rights, and applications for any of the foregoing, including, but not limited to: (i) each patent and patent application referred to in Schedule A annexed hereto, (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof,
     (iii) all rights corresponding thereto throughout the world, (iv) all inventions and improvements described therein, (v) all rights (but not obligations) to sue for past, present and future infringements thereof, and
     (vi) all licenses, claims, damages, and proceeds of suit arising therefrom;

     (ii) all proceeds, products, accessions, rents and profits of or from any and all of the foregoing Patent Collateral, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit. For purposes of this Grant of Patent Security Interest, the term "PROCEEDS" includes whatever is receivable or received when Patent Collateral or proceeds are sold, licensed, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

Grantor does hereby further acknowledge and affirm that the rights and remedies of Collateral Agent with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

             [The remainder of this page intentionally left blank.]

     IN WITNESS WHEREOF, Grantor has caused this Grant of Patent Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the ___ day of ____________, _____.

                                        [NAME OF GRANTOR]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                                  EXECUTION COPY

                                   SCHEDULE A
                                       TO
                        GRANT OF PATENT SECURITY INTEREST

PATENTS ISSUED:

Patent No.   Issue Date   Invention   Inventor
----------   ----------   ---------   --------


PATENTS PENDING:

Applicant's    Date   Application
    Name      Filed      Number     Invention   Inventor
-----------   -----   -----------   ---------   --------



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